Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that the company treats as private or confidential.

Exhibit 10.3

JOINDER

Joinder No. 1 (this “Joinder”), dated as of August 8, 2024, to the Pledge Agreement, dated as of September 13, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, including without limitation by the Additional Notes Priority Joinder Agreement dated February 12, 2024 and the Additional Notes Priority Joinder Agreement dated July 30, 2024 relating to Additional Obligations issued by the Issuer, the “Pledge Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors have entered into the Pledge Agreement in order to induce the Holders to purchase the Notes and the Additional Obligations;

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement or, if not defined therein, in the Indenture, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Pledge Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis; and

WHEREAS, pursuant to Section 4.11 of the Indenture and Section 26 of the Pledge Agreement, certain Subsidiaries of Parent, must execute and deliver a joinder to the Pledge Agreement under certain circumstances, and the joinder to the Pledge Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Secured Parties.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.In accordance with Section 26 of the Pledge Agreement, each New Grantor, by its signature below, becomes a “Guarantor” and a “Grantor” under the Pledge Agreement with the same force and effect as if originally named therein as a “Guarantor” and a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Pledge Agreement applicable to it as a “Guarantor” and a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Guarantor” or as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof.  In furtherance of the foregoing, each New Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Notes Collateral.  Each reference to a “Guarantor” and a “Grantor” in the Pledge Agreement shall be deemed to include each New Grantor.  The Pledge Agreement is incorporated herein by reference.

2.Schedule 1, Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers, Schedule 2, “List of Uniform Commercial UCC Filing Jurisdictions” and Schedule 3, “Pledged Securities” attached hereto supplement Schedule 1, Schedule 2 and Schedule 3, respectively, to the Pledge Agreement and shall be deemed a part thereof for all purposes of the Pledge Agreement.

3.Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Notes Collateral by any description which reasonably approximates the description contained in the Pledge Agreement or (ii) that contain any information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance.  Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with Security Documents.

4.Each New Grantor represents and warrants to Agent and the other Secured Parties, that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

5.This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder.  Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder.  Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

6.The Pledge Agreement, as supplemented hereby, shall remain in full force and effect.

7.THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 THE PLEDGE AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Pledge Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	LOUISIANA PIGMENT COMPANY, L.P.

By: /s/ Tim C. Hafer

Name:Tim C. Hafer

Title:Executive Vice President and Chief Financial Officer

KRONOS LPC, LLC

By: /s/ Tim C. Hafer

Name:Tim C. Hafer

Title:Executive Vice President and Chief Financial Officer

AGENT:	DEUTSCHE BANK TRUST COMPANY AMERICAS

By: /s/ Irina Golovashchuk

Name: Irina Golovashchuk

Title: Vice President

By:  /s/ Carol Ng

Name: Carol Ng

Title:  Vice President

[Signature Page to Joinder]

SCHEDULE 3

PLEDGED SECURITIES

ISSUER	Holder	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS PLEDGED	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER
Louisiana Pigment Company, L.P.	Kronos Louisiana, Inc.	General Partnership Interests	No	[***]	[***]	50%
Louisiana Pigment Company, L.P.	Kronos Louisiana, Inc.	Limited Partnership Interests	No	[***]	[***]	49%
Louisiana Pigment Company, L.P.	Kronos LPC, LLC	Limited Partnership Interests	No	[***]	[***]	1%
Kronos LPC, LLC	Kronos Louisiana, Inc.	Membership Interest	No	[***]	[***]	100%